First-in-disease therapies for patients with rare diseases Q1 2026 Financial Results & Corporate Update May 7, 2026

Forward Looking Statements This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (“the Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the Company’s future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the Company’s current and prospective product candidates and any additional indications or platform candidates, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the Company's expectations regarding the benefits of orphan drug designation and potential benefit of orphan drug exclusivity for QTORIN™ rapamycin for the treatment of microcystic lymphatic malformations, the Company's ability and the ability of third-party manufacturers the Company engages to optimize and scale manufacturing, the strength of the Company's intellectual property portfolio, and projections of the Company’s future ﬁnancial results and other metrics. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the Company to grow and manage growth, maintain relationships with suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Industry and Market Data The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Q1 2026 Achievements Position Company for First Potential Approval and Launch of QTORIN™ Rapamycin

Microcystic Lymphatic Malformations: Advancing Towards Potential 1H 2027 Approval



Phase 3 results exceeded upside case profile

NDA remains *on track* for 2H 2026; pre-NDA meeting *granted* for Q2 2026

Exceptional veteran commercial leadership recruited; launch planning accelerating

Cutaneous VMs



Phase 3 initiation on track

Angiokeratomas



Accelerated towards first patients dosed ahead of schedule

DSAP



>40 patient inbounds for clinical trial

Review published in *Clinical and Experimental Dermatology*

$230mm raised in gross proceeds in upsized equity financing

3

palvella THERAPEUTICS

597 Rare Skin Diseases Often serious and chronically debilitating Over 98% Have No Approved Therapies1 Lower industry innovation and investment compared to other therapeutic areas (e.g., oncology, neurology, pulmonary) Note: John Doux, M.D. is a member of the Palvella Board of Directors. 1. Licholai G., Rare Dermatology Orphan Disease Drug Development Opportunities & Challenges, Presented at Dermatology Summit, Jan 2019. “We have begun to see interest from investors and companies in developing treatments for a rare disease such as epidermolysis bullosa, but there are many other diseases within dermatology that remain unaddressed” John Doux, M.D., Barriers and Opportunities Across the Development Divide, The Society of Investigative Dermatology, 2015 Palvella: Vision and Leadership in Treating Serious, Rare Skin Diseases

Palvella: Driving the Next Wave of Innovation in Under-appreciated Rare Skin Diseases

Diagnosed U.S. Prevalence[1]

30k+	75k+	50k+	50k+
Microcystic LMs	Cutaneous VMs	Clinically Significant Angiokeratomas	Disseminated Superficial Actinic Porokeratosis

# of FDA-approved Therapies

None

Market Research: % Physicians Who Would Consider QTORIN™ as First-line Therapy[2]

>80% across four indications

5

1. Clarity Pharma, Trinity Life Sciences, MedaCorp, and ZS Associates. 2. MedaCorp market research.

palvella THERAPEUTICS

Attracting proven commercial talents Positive Phase 3 data in microcystic LMs and positive Phase 2 data in cutaneous VMs Positive Clinical Data and Upsized Equity Financing Enable Accelerated U.S. Launch Planning $230 million Gross proceeds in upsized equity financing Engaging top 400 high-volume centers, including VACs* Jen McDonough SVP Market Access Prev. Krystal Biotech Kent Taylor SVP Sales Prev. Arcutis Targeting higher end of range for field sales force (30-40 reps) with plans to hire prior to PDUFA 1 2 Two MSLs hired, with plans for additional hires, to drive disease state awareness *VACs = vascular anomaly centers.

QTORIN™ Rapamycin: >$1bn U.S. Peak Sales Potential in Microcystic LMs


palvella
THERAPEUTICS
QTORIN™
3.9% rapamycin
anhydrous gel

Microcystic Lymphatic Malformations

>30k diagnosed U.S. patients, with concentration in vascular anomaly centers	**Recent field checks, annual incidence estimates,** published claims analysis
Annual ~$100k-$200k pricing range per patient	**Supported by Phase 3 SELVA data,** payor testing, analogues

QTORIN™ Rapamycin Potential to Achieve >$1bn Peak Sales

7

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

palvella THERAPEUTICS

OUR PLATFORM QTORIN™

QTORIN™: Repeatable New Product Development Engine PARADIGM SHIFT towards targeted and well-tolerated delivery to the dermis BROAD PLATFORM CAPABILITY across diverse range of molecules NEW LONG-DURATION IP opportunity with each product candidate Rapid pipeline expansion with capital- and time-efficient QTORIN™ programs

Rare Disease Pipeline Overview

SELVA: Additional Analyses Support Clinical Meaningfulness

A pre-specified embedded patient interview sub-study provided qualitative evidence supporting the clinical meaningfulness of the improvements observed in SELVA

Week 24

"

*It doesn't bleed anymore and it's really clear…**It just looks like my normal skin.***

*…**it doesn't leak** constantly like it used to.*

*[The lesion] became closer to the color of my skin tone **before it fully went away***

"

KEY INSIGHTS

Improvements in disease burden were consistently reported by patients

Interviews reinforced that SELVA endpoints captured meaningful changes to patients' lives

Patient findings strengthen overall risk/benefit narrative for planned NDA submission

11

palvella THERAPEUTICS

Two prospective studies with statistical significance, with 95% of patients improving on mLM-IGA at Week 24 in SELVA Seeking traditional approval based on clinical endpoints (not biomarkers for accelerated approval) Planned 505(b)(2) submission: leveraging FDA’s prior findings for rapamycin to streamline review process Planned 505(b)(2)-Enabled NDA Submission Pre-NDA meeting granted by FDA, with meeting expected Q2 2026 Real-world studies from off-label rapamycin use as supportive evidence Supported by FDA Orphan Products Grant: Two tranches of non-dilutive funding received

Strong Medical Affairs Presence with Sponsorship and Presentations at Key Medical Congresses

ISSVA
International Society for the Study of Vascular Anomalies

Platinum Sponsor at ISSVA World Congress (May 19-22, 2026)



JAMES TREAT, MD

Professor of Clinical Pediatrics and Dermatology, CHOP

LATE-BREAKER PRESENTATION

- **Title:** *QTORIN™ 3.9% Rapamycin Anhydrous Gel: Statistically Significant, Clinically Meaningful Improvement in Microcystic Lymphatic Malformations (Phase 3 SELVA Study) and Cutaneous Venous Malformations (Phase 2 TOIVA Study)*
- **Date/Time:** Wednesday, May 20, 2026 at 4:30pm ET

SCIENTIFIC SYMPOSIUM

- **Title:** *Clinical Development in Rare Cutaneous Vascular Disorders: Lessons Learned from SELVA and TOIVA Trials*
- **Date/Time:** Thursday, May 21, 2026 at 12:30pm ET

BEYOND mLM LOUNGE

Attendees can participate in discussions on mLM and sign up to receive educational resources and communications for both themselves and their patients

Planned Presentations at Additional Medical Congresses:

SID – Society for Investigative Dermatology 1937

Epidermal Differentiation Disorders Symposium (Platinum Sponsor)
May 12, 2026, Chicago, IL

The Society for Pediatric Dermatology (since 1975)

Jul 22-25, 2026
Minneapolis, MN

PeDRA – Pediatric Dermatology Research Alliance

Oct 15-17, 2026
Alexandria, VA

13

palvella THERAPEUTICS

Cutaneous Venous Malformations:
73% of Patients Improved in Phase 2

POTENTIAL TO BE FIRST FDA-APPROVED THERAPY

- **Why this fits Palvella's strategy:**
  - Serious, rare, mTOR-driven
  - Meaningful overlap with microcystic LM physicians at centers of excellence
- **On track for Phase 3 trial initiation in 2H 2026**
- **Additional findings from Phase 2 TOIVA study to be presented at ISSVA World Congress later this month**

Market research (n=50 physicians): **86%** would consider QTORIN™ rapamycin as first-line therapy for cutaneous VMs

> 75k patients

ESTIMATED DIAGNOSED IN THE U.S.



No FDA-approved therapies

Fast Track Designation Granted

Breakthrough Therapy Designation application submitted

Pipeline-in-a-product: sNDA planned

palvella THERAPEUTICS

14

Clinically Significant Angiokeratomas:
Superficial Lymphatic Malformations

Shared Clinical Features between Clinically Significant Angiokeratomas and Microcystic LMs



Angiokeratomas

Angiokeratomas	Feature	Microcystic LMs
✓	Lymphatic origin[1,5]	✓
✓	Scientific rationale and real-world evidence supporting targeted therapy with rapamycin[2,5]	✓
✓	Superficial dermal location[3,5]	✓
✓	Clinically impactful, causing bleeding, functional impairment, and risk of infection[4,5]	✓



Microcystic LMs

1. Trindade F, et al. *Am J Dermatopathol*, Sep 30, 2014. 2. Bell KA, et al. *JAAD Case Reports*, Nov 30, 2020; Camacho I, et al. *Dermatologic Therapy*, Jun 27, 2020; Moeineddin F, et al. *Clinical Case Reports*, May 31, 2024; Farajzadeh S, et al. *Indian J Dermatol Venereol Leprol*, Jun 20, 2023; Fernández Ginés Fd, et al. *Eur J Hosp Pharm*, Feb 28, 2018; Kang Y, et al. *J Korean Association of Oral Maxillofacial Surgery* July 12, 2014. 3. Trindade F, et al. *Am J Dermatopathol*, Sep 30, 2014. 4. Philip C, et al. *Dermatological Therapeutics* March 31, 2020; Hobbs et al, *Journal of Dermatology Surg Onco*, 1987. 5. Teng et al, *Lymphatic Research and Biology*, 2022.

15

palvella THERAPEUTICS

> 50k patients ESTIMATED DIAGNOSED IN THE U.S. Clinically Significant Angiokeratomas: Superficial Lymphatic Malformations FIRST PATIENTS DOSED IN PHASE 2 TRIAL MAY 2026 A type of isolated lymphatic malformation: direct scientific adjacency to microcystic LMs FDA granted Fast Track Designation in Dec 2025 Phase 2 LOTU study is a single-arm, baseline-controlled clinical trial evaluating QTORIN™ rapamycin applied topically once daily Enrolling up to 15 patients Topline results are expected in 2H 2027 Market research (n=50 physicians): 96% would incorporate QTORIN™ rapamycin into their practice No FDA-approved therapies Fast Track Designation Granted Pipeline-in-a-product: sNDA planned

> 50k patients ESTIMATED DIAGNOSED IN THE U.S. Disseminated Superficial Actinic Porokeratosis (DSAP): Chronic, Pre-Cancerous, and Progressive No FDA-approved therapies Current options: Laser, surgery, and off-label topical chemo agents & mevalonate pathway inhibitors QTORIN™ PITAVASTATIN POTENTIAL TO BE FIRST FDA-APPROVED THERAPY AND STANDARD OF CARE First pathogenesis-directed therapy targeting the casual mevalonate pathway Phase 2 initiation on track for 2H 2026 Strong patient interest for planned Phase 2 study; over 40 inbound patient inquiries, including: “I tried several unsuccessful treatments. This is a disfiguring… potentially cancerous condition.  After years of waiting, the prospect of a successful treatment is exciting. If I can be part of the solution by participating in a clinical trial, count me in.” “Having tried just about everything to treat this rare disorder, I am EXCEPTIONALLY interested in your clinical trial…I am desperate for any treatment”

Disseminated Superficial Actinic Porokeratosis (DSAP):
Aligned With Palvella's Pipeline Strategy

	QTORIN™ Rapamycin: Microcystic LMs, Cutaneous VMs, Clinically Significant Angiokeratomas	QTORIN™ Pitavastatin: DSAP	
Serious	✓	Chronic, extensive lesions, malignant transformation	*Significant unmet medical need*
Rare	✓	>50k U.S. patients	
No FDA-approved Therapies	✓	None	
Strong Scientific & Biologic Rationale	✓	Mutations in mevalonate pathway lead to accumulation of toxic intermediates	*Optimizing likelihood of clinical success*
Published Case Studies & Off-label Use of API	✓	Multiple published case studies + use in academic centers	
Commercially Attractive	✓	Opportunity to be first-in-disease and SOC	*Multi-billion dollar U.S. TAM[1]*

18

1. Based on internal and third-party estimates.

palvella THERAPEUTICS

Finance & Upcoming Catalysts

Well-Capitalized with High-Quality Investor Participation in $230mm Oversubscribed Feb. 2026 Financing Following Positive SELVA Data Potential to Fund Through: QTORIN™ + 505(b)(2) + rare disease focus offers potential for attractive ROI NDA filing, FDA approval, and, if approved, U.S. launch for QTORIN™ rapamycin in microcystic LMs NDA filing for QTORIN™ rapamycin in cutaneous VMs Multiple Phase 2 data readouts from pipeline programs $262 million 3/31/26 cash

Microcystic Lymphatic Malformations: NDA Submission on Track for 2H 2026 with Anticipated U.S. Commercialization in 1H 2027 QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Microcystic Lymphatic Malformations 1 Positive Phase 3 SELVA data In-person pre-NDA meeting granted by FDA, to occur in Q2 2026 Findings to be presented at ISSVA World Congress, May 2026 NDA submission on track for 2H 2026 Potential FDA approval and U.S. launch 1H 2027

Multiple High-Impact Pipeline Milestones in 2026: Density of Catalyst Creation Driven by QTORIN™ QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Cutaneous Venous Malformations 2 Positive Phase 2 data BTD application submitted Q2 2026 P3 initiation expected 2H 2026

Multiple High-Impact Pipeline Milestones in 2026: Density of Catalyst Creation Driven by QTORIN™ QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Clinically Significant Angiokeratomas 3 Fast Track Designated Phase 2 initiated May 2026, ahead of schedule Phase 2 data expected 2H 2027 Cutaneous Venous Malformations 2 Positive Phase 2 data BTD application submitted Q2 2026 P3 initiation expected 2H 2026

Multiple High-Impact Pipeline Milestones in 2026: Density of Catalyst Creation Driven by QTORIN™ QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Clinically Significant Angiokeratomas 3 Fast Track Designated Phase 2 initiated May 2026, ahead of schedule Phase 2 data expected 2H 2027 Disseminated Superficial Actinic Porokeratosis 4 QTORIN™ pitavastatin formulation developed, IP filed Phase 2 initiation expected 2H 2026 Cutaneous Venous Malformations 2 Positive Phase 2 data BTD application submitted Q2 2026 P3 initiation expected 2H 2026

Multiple High-Impact Pipeline Milestones in 2026: Density of Catalyst Creation Driven by QTORIN™ QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Clinically Significant Angiokeratomas 3 Fast Track Designated Phase 2 initiated May 2026, ahead of schedule Phase 2 data expected 2H 2027 Disseminated Superficial Actinic Porokeratosis 4 QTORIN™ pitavastatin formulation developed, IP filed Phase 2 initiation expected 2H 2026 Announcement expected 2H 2026 Potential pipeline-in-a-product QTORIN™ Third Program 5 DAVID OSBORNE, PhD Chief Innovation Officer Cutaneous Venous Malformations 2 Positive Phase 2 data BTD application submitted Q2 2026 P3 initiation expected 2H 2026

Multiple High-Impact Pipeline Milestones in 2026:
Density of Catalyst Creation Driven by QTORIN™

2 — Cutaneous Venous Malformations

- ✓ Positive Phase 2 data
- ✓ BTD application submitted Q2 2026
- P3 initiation expected 2H 2026



3 — Clinically Significant Angiokeratomas

- ✓ Fast Track Designated
- ✓ Phase 2 initiated May 2026, ahead of schedule
- Phase 2 data expected 2H 2027



4 — Disseminated Superficial Actinic Porokeratosis

- ✓ QTORIN™ pitavastatin formulation developed, IP filed
- Phase 2 initiation expected 2H 2026



5 — QTORIN™ Third Program

- Announcement expected 2H 2026
- Potential pipeline-in-a-product



DAVID OSBORNE, PhD
Chief Innovation Officer

6 — QTORIN™ Rapamycin Fourth Indication

- QTORIN™ rapamycin fourth indication announcement expected 2H 2026


QTORIN™
3.9% rapamycin
anhydrous gel

26

QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

palvella THERAPEUTICS

Closing Remarks

What Makes Palvella Stand Apart Repeatably unlocking multi-billion dollar market opportunities in previously untreated orphan diseases First-in-Disease Focus Rare Diseases with Clear Disease Biology Leveraging Existing Human Proof-of-Concept and Safety Data Innovative QTORIN™ Platform: Durable IP Generation Veteran team executing rare disease model designed to reduce time and capital to FDA approval 1 2 3 4

PALVELLA (pɑlʋelːɑ, Finnish): TO SERVE Building the leading rare disease biopharma company focused on developing and commercializing first-in-disease therapies for serious, rare skin diseases and vascular malformations

Striving to be first for rare disease patients Thank You